DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated December 29, 2022, as amended

On May 31, 2023 (“Effective Date”), William Roach is added as an additional portfolio manager of the Fund.

On the Effective Date, the following is added to the information in the section of the Summary Prospectus entitled “Who manages the Fund? — Investment manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
William Roach	Vice President, Senior Trader, Portfolio Manager	May 2023

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 31, 2023.